SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required In Proxy Statement

                            Schedule 14A Information

                Proxy Statement Pursuant To Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )



Filed by the Registrant                                      |X|
Filed by a Party other than the Registrant                   | |

Check the appropriate box:

|X|     Preliminary Proxy Statement         | |  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
| |      Definitive Proxy Statement

|X|     Definitive Additional Materials

| |       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         TOMORROW FUNDS RETIREMENT TRUST (FILE NOS. 33-60841; 811-7315)
         --------------------------------------------------------------
                 Name of Registrant as Specified in its Charter

Payment of Filing Fee (Check the appropriate box):


|X|    No fee required.


                                      - 1 -

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                                [FUND LETTERHEAD]

                                  June 12, 1998

Dear Shareholder:

     I am pleased to announce that the Managing Directors of Weiss, Peck & Greer, L.L.C. ("WPG") have entered into an agreement with Robeco Groep
N.V. ("Robeco"), a major Dutch investment management firm, pursuant to which WPG will become a member of the Robeco group.

     As further described in the enclosed proxy statement, Robeco is seeking through the acquisition of WPG to obtain a U.S. registered investment adviser and broker-dealer with an established reputation, existing products, in-place management and existing distribution capability. For WPG, the acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger, international organization. This transaction will also afford WPG's clients access to greater international investing expertise, additional systems capabilities and a strengthened capital base. The existing WPG professionals have entered employment contracts with Robeco and the WPG name and management will be maintained.

     The Funds' Trustees have called special shareholder meetings to be held on July 29, 1998. The primary purpose of the special meetings is to permit each Fund's shareholders to consider a new investment advisory agreement with WPG to take effect following the acquisition, as required by federal securities laws. The terms of the proposed new investment advisory agreement between your Fund and WPG are substantially identical to the terms of the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination. The enclosed proxy statement seeks shareholder approval on this and other proposals.

     NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

     The proposals have been unanimously approved by your Board of Trustees, which recommends you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF THE FUND PROXY FORMS INCLUDED IN THIS PACKAGE. We look forward to your participation, and we thank you for your continued confidence in WPG.

                                       Sincerely,


                                       Roger J. Weiss,
                                       CHAIRMAN OF THE BOARDS OF TRUSTEES

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



                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

                               QUESTIONS & ANSWERS

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Federal securities laws require a vote by each Fund's shareholders whenever the Fund's investment adviser is subject to a change in control. The Managing Directors of Weiss, Peck & Greer, L.L.C., the Funds' investment adviser, and Robeco Groep N.V. ("Robeco") have entered into an agreement pursuant to which Robeco will acquire WPG. Your Fund is seeking shareholder approval of the following proposals:

o FOR EACH FUND, approval of a new investment advisory agreement with WPG; o FOR EACH FUND, election of a new Trustee; o FOR ADVISER CLASS SHAREHOLDERS OF EACH FUND, adoption of a new Rule 12b-1 distribution plan; and
o        FOR EACH FUND, ratification of the selection of independent auditors.

Please refer to the proxy statement for a detailed explanation of these proposals.

Q:       HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and high-quality shareholder service from WPG to which you've grown accustomed. The terms of the proposed new investment advisory agreement between your Fund and WPG are substantially identical to the terms of the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination. NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION WILL NOT RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

Q:       WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q:       HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A:       After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Board of Trustees, unanimously recommend that you vote "FOR" each of the proposals.

Q:       WHOM DO I CALL IF I HAVE QUESTIONS?

A:       We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-223-3332 between 9:00 a.m. and 5:00 p.m. New York time, Monday through Friday.

Q:       WHERE DO I MAIL MY PROXY CARD?

A:       You may use the enclosed postage-paid envelope.


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


                         TOMORROW FUNDS RETIREMENT TRUST
                     Attention: Weiss, Peck & Greer, L.L.C.
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 29, 1998


To the Shareholders of:
         Tomorrow Long-Term Retirement Fund
         Tomorrow Medium-Term Retirement Fund
         Tomorrow Short-Term Retirement Fund:

         Notice is hereby given that a joint Special Meeting of Shareholders (the "Meeting") of each of the above-referenced Tomorrow Funds (collectively, the "Funds") will be held at the offices of Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th floor, New York, New York 10004, on Wednesday, July 29, 1998 at 1:00 p.m. (New York time).

         The Meeting will be held for the following purposes:

         1.       FOR EACH FUND, to approve a new investment advisory agreement;

         2.       FOR EACH FUND, to elect a new Trustee;

         3. FOR ADVISER CLASS SHAREHOLDERS OF EACH FUND, to adopt a new Rule 12b-1 distribution plan;

         4. FOR EACH FUND, to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1998;

         5. FOR EACH FUND, to transact such other business as may properly come before the Meeting and any adjournment thereof.


           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF
                         ALL OF THE FOREGOING PROPOSALS.

         The Board of Trustees has no knowledge of any other business to be transacted at the Meeting. Shareholders of record of each Fund at the close of business on June 1, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                 By Order of the Board of Trustees,


                                  Jay C. Nadel,
                                    SECRETARY

June 12, 1998

                                    IMPORTANT
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                         TOMORROW FUNDS RETIREMENT TRUST
                     Attention: Weiss, Peck & Greer, L.L.C.
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332



                              JOINT PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees" or "Board") to be voted at a joint Special Meeting of Shareholders (the "Meeting") of each of the following Tomorrow Funds (collectively, the "Funds") to be held at the offices of Weiss, Peck & Greer, L.L.C., 30th floor, One New York Plaza, New York, New York 10004, on Wednesday, July 29, 1998 at 1:00 p.m. (New York time):

         o Tomorrow Long-Term Retirement Fund ("Long-Term Fund")
         o Tomorrow Medium-Term Retirement Fund ("Medium-Term Fund")
         o Tomorrow Short-Term Retirement Fund ("Short-Term Fund")

Each Fund is a series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust"). The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 12, 1998.

         The primary purpose of the Meeting is to permit each Fund's shareholders to consider proposals ("Proposals") related to the proposed acquisition (the "Acquisition") of all of the outstanding equity interests of Weiss, Peck & Greer, L.L.C., the Funds' investment adviser ("WPG" or the "Adviser"), by Robeco Groep N.V. ("Robeco"), including approving a New Advisory Agreement (defined below) between each Fund and WPG. If a Fund's shareholders approve the New Advisory Agreement (Proposal 1) and the Acquisition is completed, WPG will remain as the Fund's investment adviser but will be a wholly-owned subsidiary of Robeco. The vote of shareholders on the New Advisory Agreements is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of Robeco's contemplated acquisition of WPG. Each Fund's New Advisory Agreement is substantially identical to such Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination. AS DESCRIBED BELOW, NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

         The following table summarizes each Proposal to be presented at the Meeting and the Funds (and Class thereof, if applicable) solicited with respect to such Proposal:

         PROPOSAL                                      AFFECTED FUNDS
--------------------------------------------------------------------------------
1.   Approval of New Advisory Agreements               All Funds
2.   Election of a New Trustee                         All Funds
3.   Adoption of New 12b-1 Distribution Plans          Adviser Class Share of
                                                         Each Fund
4.   Ratification of KPMG Peat Marwick LLP as          All Funds
     Independent Auditors
--------------------------------------------------------------------------------

     Participating in the Meeting are holders of shares of beneficial interest (collectively, the "Shares") of each Fund. The Board has fixed the close of business on June 1, 1998 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting and any adjournment thereof. Shareholders of a Fund on the Record Date will be entitled to one vote per each Share held with respect to each Proposal submitted to the shareholders of that Fund (or Class thereof), and a fractional vote with respect to fractional Shares on each matter as to which such Shares are entitled to vote, with no Share having cumulative voting rights. A copy of the joint Annual Report (including financial statements) for each Fund for the fiscal year ended December 31, 1997 was previously mailed to each shareholder of the Funds. ADDITIONAL COPIES OF THE FUNDS' ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, WHEN AVAILABLE) ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE FUNDS AT THE ADDRESS OR PHONE NUMBER LISTED ABOVE.


                 PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS

THE ACQUISITION

     The Managing Directors of WPG, Lloyds American Securities Corp. and certain other persons (together with the Managing Directors and Lloyds, the "Sellers"), who collectively own all of the outstanding equity interests in WPG, have entered an agreement (the "Purchase Agreement") with Robeco Groep N.V. ("Robeco") for the Sellers to sell all of the equity interests of WPG to Robeco (the "Acquisition"). After the completion of the Acquisition, WPG will be a wholly-owned subsidiary of Robeco.

     Robeco is seeking through the Acquisition to obtain a U.S. registered investment adviser and broker-dealer with an established reputation, existing products, in-place management and existing distribution capability. For WPG, the Acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger, international organization. The Acquisition will also afford WPG's clients access to greater international investing expertise, additional systems capabilities and a strengthened capital base.

     The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of WPG, or in the manner in which WPG renders advisory, administrative or brokerage services to the Funds. Except as described below under "Certain Arrangements," the Purchase Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operations of WPG relating to the Funds, the personnel managing the Funds or in the other service providers to or business activities of the Funds. Further, the Trust's Trustees will not change as a result of the Acquisition. Robeco and WPG do not anticipate that the Acquisition or any ancillary transactions will cause any reduction in the quality of services now provided by WPG to the Funds, or have any adverse effect on WPG's ability to fulfill its obligations under the New Advisory Agreements or to operate its businesses in a manner consistent with past business practices.

THE TERMS OF THE PURCHASE AGREEMENT

     The Acquisition is expected to close during the third quarter of 1998, provided that a number of conditions set forth in the Purchase Agreement are met or waived. The conditions require, among other things, that as of the closing of the Acquisition the shareholders of the Funds and investors in certain accounts advised by WPG or its affiliates (which investment companies and accounts have aggregate assets in excess of a minimum amount) have approved new investment advisory agreements or consented to the assignment of existing investment advisory agreements. In consideration for all of the outstanding equity interests in WPG to be transferred to Robeco, Robeco will pay approximately $375 million in cash to the Sellers at the closing, subject to certain purchase price adjustments set forth in the Purchase Agreement. The initial purchase price is subject to certain adjustments based on, among other things, the amount of revenues generated by assets under management of WPG and its affiliates at specified times. In addition to the initial purchase price, the Sellers and other key WPG employees are eligible to receive up to an additional $200 million contingent upon the level of WPG's cash flow during the five years after the closing. As a condition to the closing, Robeco will either provide to WPG approximately $22.5 million which will be used to repay existing indebtedness of WPG or obtain a waiver from the lender of any requirement that WPG prepay such amount in connection with the Acquisition. There is no financing condition to the closing of the Acquisition. WPG has been advised by Robeco that as of June 1, 1998, no determination has been made to what extent additional indebtedness will be incurred by Robeco in connection with the Acquisition. Robeco has agreed not to change WPG's name for at least five years after the Acquisition without the approval of WPG's executive committee.

     The current Managing Directors of WPG, including Roger J. Weiss, who is the Chairman of the Board and President of the Trust, and certain officers of WPG have entered into employment agreements with WPG in connection with the Acquisition. All of the Funds' portfolio managers have also entered into employment agreements. The Purchase Agreement contemplates that Robeco will, and will cause WPG to, honor such employment agreements. The employment agreements are intended to ensure that the services of the Managing Directors and relevant officers are available to WPG (and thus to the Funds) for a term of at least three years. Under the Purchase Agreement, the Managing Directors of WPG, including Mr. Roger J. Weiss and other Managing Directors who are also officers of the Funds, will receive a portion of the initial purchase price upon the consummation of the Acquisition and will be eligible to receive a portion of the contingent purchase price based on their contributions to the continued profitability of WPG after the Acquisition. Each employment agreement prohibits the employee from competing with WPG in various ways for a certain time period after the termination of employment. Although there can be no assurance that any employee of WPG will choose to remain employed by WPG after the Acquisition, WPG expects to continue after the Acquisition to provide competitive compensation and benefit packages and other incentives necessary to retain and attract quality personnel.

INFORMATION CONCERNING WPG

     WPG is a privately held Delaware limited liability company with over 28 years' experience as an investment adviser to individual and institutional clients. Founded in 1970, WPG is currently owned by 37 Managing Directors, Lloyds American Securities Corp. and certain others. WPG has approximately 240 employees in addition to its Managing Directors. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, had approximately $16 billion of assets under management as of June 1, 1998. ANNEX A to this Proxy Statement sets forth the name, business address and principal occupation of each of WPG's Managing Directors. ANNEX A also lists each Trustee and officer of the Funds who is a Managing Director or employee of WPG. After completion of the Acquisition, WPG will be a wholly-owned subsidiary of Robeco and a representative of Robeco will be appointed to WPG's executive committee. The members of WPG's executive committee currently are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Cantor and Gill Cogan, all of whom expect to continue such service after the Acquisition. A new Managing Board, responsible for the strategic management of WPG, will be established in connection with the Acquisition. The Managing Board will consist of seven members, four of which will be appointed by WPG and three of which will be appointed by Robeco. Despite the Board's composition, the members appointed by Robeco will have voting control of the Managing Board and thus of WPG.

INFORMATION CONCERNING ROBECO

     Founded in 1929, Robeco is one of the world's oldest asset management organizations and advisers to mutual funds. Robeco is headquartered in Rotterdam, the Netherlands and has approximately 1,250 employees worldwide. As of June 1, 1998, Robeco managed approximately $51 billion in assets. Also as of June 1, 1998, Robeco's clients consisted of approximately [750] institutions and over [one million] private clients, who were served through [65] retail non-U.S. mutual funds distributed by Robeco Advies (an affiliate of Robeco), branches of Rabobank Group and other non-affiliated advisers. The Robeco Fund, a non-U.S. mutual fund advised by Robeco, is the oldest publicly traded mutual fund in the world.

     Robeco is 50% owned by Rabobank Group, the only commercial bank in the world rated AAA by all four major ratings agencies. Rabobank Group is a cooperative bank that is owned by a large number of local banks in the Netherlands. Rabobank Group has an option to acquire the remaining 50% interest in Robeco, which is currently owned indirectly by shareholders of Robeco mutual funds.

     At the corporate level, Robeco is managed by a nine member Supervisory Board consisting of four members nominated by Robeco, four nominated by Rabobank, and an independent chairman. Day-to-day management occurs through Robeco's Executive Committee consisting of senior Robeco officers who operate with a high degree of autonomy. Robeco's asset management activities encompass equity, fixed income, currency, cash management and real estate.

EFFECT OF THE ACQUISITION ON THE CURRENT ADVISORY AGREEMENTS

     Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the investment advisory agreement currently in effect between each Fund and WPG (the "Current Advisory Agreement"). As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreements will terminate upon consummation of the Acquisition.

     In anticipation of the Acquisition and in order for WPG to continue to serve as the Funds' investment adviser after consummation of the Acquisition, a new investment advisory agreement (the "New Advisory Agreement") between each Fund and WPG must be approved (i) by a majority of the Trustees of the Trust who are not parties to the New Advisory Agreement or interested persons of any party thereto (the "Independent Trustees") and (ii) by vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940
Act) of such Fund.

         At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

TERMS OF THE NEW ADVISORY AGREEMENTS

     The terms of each Fund's proposed New Advisory Agreement are substantially identical to the terms of the Fund's Current Advisory Agreement, except for the dates of execution, effectiveness and termination. All the terms described below with respect to the New Advisory Agreements were contained in the Current Advisory Agreements. The following summary of the New Advisory Agreements is qualified by reference to the form of New Advisory Agreement attached to this Proxy Statement as ANNEX B.

     The investment advisory fee, as a percentage of net assets payable by each Fund, will be the same under each New Advisory Agreement as under the Current Advisory Agreement (such rates are set forth below). If each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, the amount of advisory fees payable to WPG by each Fund would have been identical to those payable under each Current Advisory Agreement.

     Each New and Current Advisory Agreement provides that WPG will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the Fund's investment objectives and policies. WPG will determine from time to time what securities to purchase for the Fund, what securities to be held or sold by the Fund and what portion of the Fund's assets to be held uninvested as cash. The New and Current Advisory Agreements provide that WPG pays the compensation and expenses of all of its personnel and makes available, without expense to the Funds, the services of such of its Managing Directors, officers and employees as may duly be elected officers or trustees of the Trust. Each Fund is responsible for all of its other expenses, including without limitation: (i) fees and expenses of any administrator of the Fund; (ii) organization expenses of the Trust or the Fund; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions;
(v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Trust); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Trust; (ix) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (x) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Trust and registering the Trust as a broker or a dealer; (xi) the fees and expenses of Trustees of the Trust who are not affiliated with WPG; (xii) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Trust's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; or (xvi) distribution fees and service fees.

         Each New and Current Advisory Agreement provides that WPG shall not be liable for any error of judgment, mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of WPG, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation; but nothing contained in the Advisory Agreement shall protect WPG against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     WPG's activities with respect to the Funds are subject to the review and supervision of the Trust's Board, to which WPG renders periodic reports with respect to each Fund's investment activities. If approved by shareholders at the Meeting, the New Advisory Agreements would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. Each New Advisory Agreement would continue in effect for an initial period of two years after its effectiveness and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the 1940 Act. Each New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trust's Board or by at least a 1940 Act Majority Vote (as defined below) of the Shares of the relevant Fund, or by WPG, upon not more than 60 days' written notice, and automatically terminates in the event of its assignment.

     For its investment advisory services under each New Advisory Agreement, WPG is entitled to receive a fee equal on an annual basis to 0.75% of each Fund's average daily net assets. The advisory fee is accrued daily and paid monthly and will be prorated if WPG shall not have acted as a Fund's investment adviser during any entire monthly period. WPG voluntarily agreed not to impose any advisory fees for the Funds during the fiscal year ended December 31, 1997.

     In addition to serving as each Fund's investment adviser, WPG serves as the Funds' administrator under separate administration agreements (the "Administration Agreements"). In that capacity, WPG performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund (to the extent not provided by other service providers). For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and paid monthly, at an annual rate based on each Fund's average daily net assets. WPG voluntarily agreed not to impose any administration fees for the Funds during the fiscal year ended December 31, 1997. The continuance of each Fund's Administration Agreement must be approved annually by the Trust's Board. The compensation payable by the Funds to WPG under the Administration Agreement is reviewed annually by the Trustees, who may increase or decrease the rate of compensation without shareholder approval. Following the consummation of the Acquisition, WPG will continue to serve as the Funds' administrator.

     At December 31, 1997, the Funds' net assets were: Long-Term Fund -- $5,282,164; Medium-Term Fund -- $13,652,170; and Short-Term Fund -- $15,609,315.

THE CURRENT ADVISORY AGREEMENTS

     The continuance of each Fund's Current Advisory Agreement was last approved by the Trust's Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for that purpose on April 22, 1998. Each Fund's Current Advisory Agreement was approved by WPG, as the Fund's sole initial shareholder prior to the date on which the Fund commenced operations.

PORTFOLIO BROKERAGE

     It is the general policy of WPG not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless WPG believes that the broker will obtain the best result for the Fund under the circumstances, taking into consideration such relevant factors as price, commission rate, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, where transactions are effected on U.S. securities exchanges, each Fund employs WPG as primary broker.

     The commission rate on all securities transactions on U.S. securities exchanges is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to any affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that WPG's commissions are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time . . .." The
Board, including a majority of the Independent Trustees, determines at least quarterly that transactions have been effected in compliance with those procedures. WPG, as the Funds' investment adviser, has the obligation to provide management to the Funds, which includes elements of research and related skills. Therefore, when acting as broker to the Funds, WPG will not use research and related skills as a basis for negotiating commission rates. For the fiscal year ended December 31, 1997, the Long-Term Fund, Medium-Term Fund and Short- Term Fund paid brokerage commissions of $4,655. $10,176 and $11,952 to WPG, equal to 98%, 97% and 99% of the aggregate brokerage commissions paid by the Funds, respectively.

     In selecting brokers other than WPG (and any other affiliated person of the Funds) to effect transactions on securities exchanges, the Funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of
Section 28(e) of the Securities Exchange Act of 1934. Subject to such criteria, WPG may cause the Funds to pay commissions to an unaffiliated broker in an amount higher than another firm might charge, if WPG determines in good faith that the commissions paid are reasonable in relation to the value of the brokerage and research services provided, viewed either in terms of that particular transaction or WPG's overall responsibilities with respect to all of its advisory accounts. Each year, WPG considers the amount and nature of the research services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, including the Funds, on the basis of that consideration. Under the New Advisory Agreements, WPG may continue to allocate commissions to unaffiliated brokers on the basis of research services provided, subject to the criteria described above. WPG's advisory fees under the New Advisory Agreements will not be reduced by the receipt of research services.

CERTAIN ARRANGEMENTS

         In the Purchase Agreement, WPG covenants with Robeco to use its reasonable best efforts to cause each Fund to enter into an underwriting agreement with a person other than WPG on terms that are reasonably acceptable to Robeco. WPG, in its capacity as the Funds' administrator, is currently reviewing proposals from prospective candidates and is expected to make a recommendation to the Trust's Board at a meeting to be held on July 22, 1998. The 1940 Act requires that any underwriting agreement entered into by a Fund be approved by at least a majority of the Fund's Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. It is expected that the terms of any underwriting agreement will require that the principal underwriter (acting as agent) to sell shares of the

Funds to investors or, acting as principal, to purchase shares from a Fund and to resell them for the account of investors. WPG currently serves as the Funds' principal underwriter.

ACTION BY THE BOARD AND RECOMMENDED SHAREHOLDER ACTION

     At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the New Advisory Agreements.

     In evaluating the New Advisory Agreements, the Trustees reviewed materials furnished by WPG and Robeco, including information regarding WPG, Robeco, their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Funds and their shareholders. Representatives of WPG discussed with the Trustees the anticipated effects of the Acquisition, and, together with a representative of Robeco, indicated their belief that as a consequence of the proposed transaction, the operations of the Funds and the capabilities of WPG to provide advisory and other services to the Funds would not be materially adversely affected and may be enhanced by the resources of Robeco, though there could be no assurance as to any particular benefits that may result.

     In making their recommendation, the Trustees deemed to be especially important the experience of WPG's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services WPG is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to WPG by the Funds under the New Advisory Agreements and that the rate of such compensation is identical to the rate of compensation under the Current Advisory Agreements (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their recommendations: (1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the relative performance of the Funds since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements, except for different execution dates, effective dates and termination dates; (4) the favorable history, reputation, qualification and background of WPG and Robeco, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of WPG to pay the expenses of the Funds in connection with the Acquisition so that shareholders of the Funds would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Funds as a result of WPG's affiliation with Robeco, including any resources of Robeco that would be available to WPG, and the continued use, to the extent permitted by law, of WPG for brokerage services; and (7) other factors deemed relevant by the Trustees.

SECTION 15(F) OF THE 1940 ACT

         Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board has not been advised by WPG of any circumstances arising from the Acquisition that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, Robeco has agreed in the Purchase Agreement that, upon consummation of the Acquisition, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of
Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard, the Purchase Agreement provides that Robeco will conduct itself and cause WPG to conduct itself so that no "unfair burden" will be imposed on any Fund as a result of the transactions contemplated by the Purchase Agreement. Notwithstanding the foregoing, WPG may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two year period. During the two year period following the Acquisition, WPG and Robeco do not intend to change WPG's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. Following the Acquisition, to the extent permitted by applicable law, Robeco and WPG anticipate that the Funds will continue to use WPG and its affiliates for brokerage services although the level of affiliated brokerage will not exceed historical levels for a period of at least two years under a policy established by the Trustees.

     The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The Trust's Board is currently composed of fewer than 75% Independent Trustees. Proposal 2 to this Proxy Statement seeks the election of one additional Trustee in order to comply with this 75% Independent Trustee condition subsequent to the Acquisition.

CONCLUSION AND RECOMMENDATION OF THE BOARD

     Based upon a review of the above factors, the Board concluded that the terms of the New Advisory Agreements are fair to, and in the best interest of each Fund and the shareholders of each Fund. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of each Fund vote to approve the New Advisory Agreement at the Meeting.

     If the shareholders of a Fund do not approve the New Advisory Agreement with respect to their Fund and the Acquisition is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from WPG or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Acquisition is not consummated, WPG would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreements.

VOTE REQUIRED

     To become effective, each New Advisory Agreement must be approved by the vote of at least "a majority of the outstanding voting securities" of the respective Fund, which is defined under the 1940 Act with respect to each Fund as the lesser of (i) 67% or more of the Shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such Fund's outstanding Shares are present in person or represented by proxy or (ii) more than 50% of such Fund's outstanding Shares entitled to vote thereon (a "1940 Act Majority Vote").

              THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW
                              ADVISORY AGREEMENTS.
                           --------------------------


                      PROPOSAL 2: ELECTION OF A NEW TRUSTEE

     Mr. Graham E. Jones is the nominee for election by shareholders as a Trustee to the Board of Trustees of the Trust. The persons named in the enclosed proxy will vote to so elect Mr. Jones, unless authority to vote is withheld by marking the proxy to that effect. If Mr. Jones should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as shall be designated by the Independent Trustees of the Trust to replace the nominee.

     At a meeting held on May 19, 1998, Mr. Jones was selected and nominated to serve as a trustee by the Trust's Nominating Committee, which Committee is composed of the Trust's Independent Trustees. At a meeting of the Trust's Trustees also held on that date, Mr. Jones was appointed as a Trustee of the Trust by the existing Trustees, and he has accepted the service as Trustee. Mr. Jones has not yet been elected by the shareholders of the Funds. Under the Trust's Declaration of Trust, a person serves in the capacity as Trustee for life or until his successor is elected or the Trust terminates, subject to the terms and conditions of the Trust's Declaration of Trust, By-laws and retirement policy, until his earlier resignation, retirement, removal or death.

INFORMATION CONCERNING THE NOMINEE

     Set forth below is certain information concerning Mr. Jones, the nominee for election as Trustee. Mr. Jones has engaged in the principal occupations listed in the following table for more than five years.


  NAME, ADDRESS,                          BUSINESS EXPERIENCE
  DATE OF BIRTH                            AND DIRECTORSHIPS
  -------------                            -----------------


Graham E. Jones                Financial Manager, Practice Management Systems
330 Garfield Street             (Medical Services Company)
Suite 200                      Trustee, all WPG Funds
Santa Fe, NM  87501            Trustee, RWB/WPG U.S. Large Stock Fund
                               Director, The Malaysia Fund
January 31, 1933               Director, The Thai Fund
                               Director, The Turkish Investment Fund
                               Trustee, various investment companies managed by Morgan Grenfell Capital Management, Inc. and
                               Morgan Grenfell Investment Services, Ltd

INFORMATION CONCERNING EXISTING TRUSTEES AND OFFICERS

     Set forth below is information concerning the existing Trustees and the existing officers of the Trust. The existing Trustees were previously elected by WPG, as the sole initial shareholder of each Fund, prior to the date that the Funds commenced operations and are not subject to reelection by shareholders at the Meeting. Unless otherwise noted, each of the existing Trustees and officers has engaged in the principal occupation listed in the following table for more than five years but not necessarily in the same capacity.


NAME, ADDRESS, DATE                       BUSINESS EXPERIENCE
OF BIRTH AND TITLE                         AND DIRECTORSHIPS
------------------                         -----------------

Roger J. Weiss*              Senior Managing Director, WPG
One New York Plaza           Chairman of the Board, all WPG Funds
New York, NY  10004          Chairman of the Board, RWB/WPG U.S. Large Stock
                              Fund
                             President, Weiss, Peck & Greer International Fund
May 29, 1939                 Executive Vice President and Director,
                              WPG Advisers, Inc.
Chairman of the Board,
President and Trustee

Raymond R. Herrmann, Jr.     Chairman of the Board, Sunbelt Beverage Corporation
654 Madison Avenue            (distributor of drugs and health care products,
Suite 1400                    wine and spirits)
New York, NY  10017          Life Member, Board of Overseers of Cornell Medical
                              College
September 11, 1920           Member of Board and Executive Committee, Sky Ranch
                              for Boys
Trustee                      Member, Evaluation Advisory Board, Biotechnology
                              Investments, Ltd.

Lawrence J. Israel           Private Investor
200 Broadway                 Director and Trustee of the Touro Infirmary
Suite 249                    Member of the Intercollegiate Athletics Committee
New Orleans, LA  70118        of the Administrators of the Tulane Educational
                              Fund

December 13, 1934

Trustee

Francis H. Powers*           Managing Director, WPG
One New York Plaza           Vice President and Secretary, Weiss, Peck & Greer
New York, NY  10004           Advisers, Inc.
                             Executive Vice President and Treasurer, all WPG
                              Funds
July 6, 1940                 Executive Vice President and Treasurer, RWB/WPG
                              U.S. Large Stock Fund
Executive Vice President
and Treasurer

Jay C. Nadel*                         Managing Director, WPG
One New York Plaza                    Director of Operating Departments, WPG
New York, NY  10004                   Executive Vice President and Secretary,
                                        all WPG Funds
                                      Executive Vice President and Secretary,
                                        RWB/WPG U.S. Large Stock Fund

Executive Vice President
and Secretary

Daniel Cardell*                       Managing Director, WPG
One New York Plaza                     since May 1996
New York, NY  10004                   Former Senior Vice President and Director
                                        of Equities, Bank of America
July 31, 1957

Vice President

Daniel S. Vandivort*                  Managing Director, WPG since 1994
One New York Plaza                    Previously Managing Director and Head of
New York, NY  10004                    U.S. Fixed Income, Senior Portfolio
                                       Manager and Director, Global Product
                                        Development and Marketing with CS First
                                        Boston Investment
July 4, 1954
Vice President


Joseph J. Reardon*                    Senior Vice President, Mutual Fund
One New York Plaza                      Operations, WPG
New York, NY  10004                   Vice President, all WPG Funds
                                      Vice President, RWB/WPG U.S. Large Stock
                                       Fund
April 4, 1960

Vice President


----------------
* "Interested Person" within the meaning of the 1940 Act as a result of the Trustee's of officer's position with WPG.

     Shares of the Funds may be purchased only by insurance company separate accounts and certain qualified pension or retirement plans. As of the Record Date, none of Mr. Jones (the nominee for election) or the existing Trustees or officers of the Trust beneficially owned (I.E., had voting or investing power in) Shares of any Fund. The Trust's Declaration of Trust and By-Laws provide that the Trustees shall fix the number of trustees and that such number shall not be less than one and not greater than 15. The Trustees have fixed the number of Trustees at four.

     During the fiscal year ended December 31, 1997, the Board of Trustees met four times. Each Trustee attended each of these meetings as well as each meeting of any committee on which he served. The Trust pays each Trustee, other than Mr. Weiss who is an "interested person" (as defined in the 1940 Act) of WPG, an annual retainer and a fee for each Board meeting attended. The Trustees are also reimbursed for travel expenses in connection with attending such meetings. During the fiscal year ended December 31, 1997, the Trust paid aggregate Trustees' fees as described below:


                                                                                    Pension or
                                                                                    Retirement            Total
                                   Tomorrow        Tomorrow         Tomorrow         Benefits          Compensation
                                     Long-          Medium-          Short-         Accrued as           from the
                                     Term            Term             Term          Part of the         Funds and
                                  Retirement      Retirement       Retirement         Funds'          Other Funds in
NAME OF TRUSTEE                      FUND            FUND             FUND           EXPENSES          THE COMPLEX*
---------------                      ----            ----             ----           --------          -----------
Roger J. Weiss                    $      0        $      0         $      0        $      0              $      0
Raymond R. Herrmann, Jr.             2,000           2,000            2,000               0                34,125
Lawrence J. Israel                   2,000           2,000            2,000               0                34,125
Harvey E. Sampson**                  2,000           2,000            2,000               0                29,625

------------------
* As of Record Date, there were 13 mutual funds in the Weiss, Peck & Greer group of funds (including the Funds).
** As of April 23, 1998, Mr. Sampson is no longer a Trustee of the Trust.

     No other direct compensation was paid by the Trust to the Trustees and officers during the fiscal year ended December 31, 1997. Mr. Weiss, a Trustee, and the officers of the Trust who are also Managing Directors of WPG received indirect compensation from the Funds in the form of brokerage commissions received by WPG on transactions in each Fund's portfolio securities executed by WPG as primary broker for the Funds. Although WPG voluntarily agreed not to impose each Fund's advisory fee during the fiscal year ended December 31, 1997, such persons would have also received indirect compensation from the Funds to the extent WPG received any such fees.

     The Trust's Board has appointed an Audit Committee consisting of all the Independent Trustees, who are currently Messrs. Herrmann and Israel The Audit Committee is responsible for reviewing with the Funds' independent auditors matters relating to the Funds' accounting affairs. During the fiscal year ended December 31, 1997, the Audit Committee met on three occasions to review with the Funds' independent auditors the scope of their financial statement examination, the results of the audit and the Funds' internal accounting control procedures.

     The Trust's Board has also appointed a Nominating Committee consisting of all the Independent Trustees, who are currently Messrs. Herrmann and Israel. During the fiscal year ended December 31, 1997, the Nominating Committee did not meet. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as Independent Trustees of the Trust. The Nominating Committee will consider nominees recommended by shareholders to serve as Trustees provided that any shareholder submitting such a recommendation complies with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

VOTE REQUIRED

     The election of Mr. Jones as a Trustee of the Trust requires the affirmative vote of a majority of the Shares of all the Funds, voting together as a single class, present at the Meeting.

RECOMMENDATION OF THE BOARD

              THE BOARD RECOMMENDS A VOTE "FOR" ELECTION OF THE NEW
                                    TRUSTEE.
                           --------------------------


            PROPOSAL 3: ADOPTION OF NEW RULE 12B-1 DISTRIBUTION PLANS
                      FOR ADVISER CLASS SHARES OF EACH FUND

GENERAL

     Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the current Distribution Plans applicable to the Adviser Class shares of each Fund (the "Current Distribution Plans"). As required under Rule 12b-1, each Fund's Current Distribution Plan will terminate automatically in the event of its assignment. Accordingly, a Fund may only continue to participate in its Plan if the Fund's Adviser Class shareholders adopt a new Distribution Plan (the "New Distribution Plan") for such Fund.

     At a meeting held on May 19, 1998, the Trust's Board, including the Independent Trustees, unanimously voted to approve the New Distribution Plans for the Adviser Class Shares of the Funds and to recommend that the Adviser Class shareholders of each Fund vote FOR the approval of the New Distribution Plans.

TERMS OF THE NEW DISTRIBUTION PLANS

     The terms of the New Distribution Plans are substantially identical to the terms of the Current Distribution Plans, except for the dates of execution and effectiveness. All the terms described below with respect to the New Distribution Plans were contained in the Current Distribution Plans. The following summary of the New Distribution Plans is qualified by reference to the form of New Distribution Plan attached to this Proxy Statement as ANNEX C.

     The Funds' New and Current Distribution Plans provide that the Funds shall compensate WPG for distribution services and personal and account maintenance services performed and expenses incurred WPG in connection with the Funds' Adviser Class shares. The amount of compensation paid during any one fiscal year for distribution services is equal to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares. Distribution services and expenses include, without limitation: (A) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (i) brokers and dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") or their officers, sales representatives and employees, (ii) WPG and any of its affiliates and any of their respective officers, sales representatives and employees, (iii) banks and their officers, sales representatives and employees, who engage in or support distribution of the Fund's Adviser Class shares; (B) printing of reports and prospectuses relating to the Adviser Class shares for other than existing shareholders, and (C) preparation, printing and distribution of sales literature and advertising materials relating to the Adviser Class

         The amount of compensation paid for personal and account maintenance services paid during any one fiscal year is equal to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares. WPG may receive compensation for personal and account maintenance services with respect to Adviser Class shares for which no dealer of record exists, where less than all the fee for personal and account maintenance services has been paid to a dealer of record or where a dealer of record has not met qualification standards. Personal and account maintenance services include, without limitation: payments made to or on account of

WPG or any of its affiliates, banks, other brokers and dealers who are members of the NASD, or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Adviser Class shares or their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.

     The New Distribution Plans may not be amended to increase materially the amounts to be payable thereunder for distribution services without the approval by at least a 1940 Act Majority Vote (as defined above) of the Adviser Class Shares of the relevant Fund and, in any event, may not be amended in any way without the approval of a majority of the Independent Trustees.

     If approved by the Funds' Adviser Class shareholders at the Meeting, the New Distribution Plans would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. The New Distribution Plans will continue in effect from year-to-year as long as each such continuance is approved annually in accordance with the 1940 Act. Each New Distribution Plan may be terminated without penalty by a majority of the Independent Trustees or by at least a 1940 Act Majority Vote (as defined above) of the Adviser Class Shares of the relevant Fund. In addition, the New Distribution Plans terminate automatically in the event of their assignment.

     The terms of the New Distribution Plans are intended to comply with Rule 12b-1 under the 1940 Act and with the Conduct Rules of the NASD. The Securities and Exchange Commission and the NASD may from time to time propose various amendments to Rule 12b-1 and the Conduct Rules, respectively, which may affect the New Distribution Plans. If any amendment of Rule 12b-1 or the Conduct Rules is adopted, the Trustees will consider what, if any, modification of the New Distribution Plans or related practices may be appropriate.

     Rule 12b-1 requires that the selection and nomination of the Trust's Trustees who are not "interested persons" of the Trust be committed to the discretion of the Trust's Independent Trustees.

THE CURRENT DISTRIBUTION PLANS

     The continuance of the Current Distribution Plans was last approved by the Trust's Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for that purpose on April 22, 1998. Each Current Distribution Plan was adopted by the relevant Fund's sole initial Adviser Class shareholder prior to the date that the Fund commenced operations. The Current Distribution Agreements have not been amended since their adoption.

     During the fiscal year ended December 31, 1997, the Funds paid or incurred fees pursuant to the Current Distribution Plans as follows: Long-Term Fund -- $13,451 (0.41% of average daily net assets); Medium-Term Fund -- $45,818 (0.46% of average daily net assets); and Short-Term Fund -- $59,671 (0.47% of average daily net assets).

EVALUATION OF THE NEW DISTRIBUTION PLANS BY THE BOARD

         At a meeting held on May 19, 1998, the Board evaluated all information deemed reasonably necessary to make an informed determination that, in the exercise of their reasonable business judgment and in view of their fiduciary duties, there was a reasonable likelihood that the adoption of the New Distribution Plans would benefit the Funds and their respective Adviser Class shareholders. In particular, the Board believes that the amounts spent under the Plans have assisted or may assist each Fund in potential asset growth and economies of scale, in reducing the likelihood of net redemptions in the future and the negative effects associated therewith, and in competing with providers for a variety of services.

     The Board considered that the level of fees prescribed by the New Distribution Plans are identical to the level prescribed under the Current Distribution Plans and that the terms of the New Distribution Plans are substantially identical to those of the Current Distribution Plans, except for the dates of execution and effectiveness. The Board also considered other potential benefits to the Funds of continuing their Distribution Plans.

CONCLUSION AND RECOMMENDATION OF THE BOARD

     Based upon a review of the above factors, the Board concluded that there was a reasonable likelihood that the adoption of each New Distribution Plan would benefit the respective Fund and its Adviser Class shareholders. The Board, including all of the Independent Trustees, unanimously recommends that the Adviser Class shareholders of each Fund adopt the New Distribution Plans at the Meeting.

VOTE REQUIRED

     To be adopted, each New Distribution Plan must be approved by at least a 1940 Act Majority Vote (as defined above) of the Adviser Class Shares of the applicable Fund. It is intended that should Proposal 1, regarding the New Advisory Agreement, be approved by a Fund's shareholders, proxies relating to Adviser Class Shares of that Fund not indicating a contrary intention will be voted in favor of adopting that Fund's New Distribution Plan. If the Adviser Class shareholders of a Fund do not adopt that Fund's New Distribution Plan, the Trustees would consider what further action to take.

                        THE BOARD RECOMMENDS A VOTE "FOR"
                     ADOPTION OF THE NEW DISTRIBUTION PLANS.
                           --------------------------

         PROPOSAL 5: RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
                      AS INDEPENDENT AUDITORS FOR THE FUNDS

     At a meeting held on January 20, 1998, the Board, including the Independent Trustees, selected the firm of KPMG Peat Marwick LLP as the Funds' independent auditors for the fiscal year ending 1998, subject to ratification by the Funds' shareholders. At a meeting held on May 19, 1998, each Board, including the Independent Trustees, unanimously voted to recommend that the shareholders of each Fund vote FOR the ratification of the selection of KPMG Peat Marwick LLP, as the Funds' independent auditors.

     Audit services performed by KPMG Peat Marwick LLP during the fiscal year ended December 31, 1997 consisted of examining each Fund's financial statements, consulting on financial, accounting and reporting matters, reviewing and consulting on the Fund's filings with the SEC, and attending the Fund's audit committee meetings. The firm also performed non-audit services consisting of reviewing brokerage commission payments and preparing income tax returns of the Funds.

         A representative of KPMG Peat Marwick LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG

Peat Marwick LLP has advised the Funds that it has no direct or indirect financial interest in the Funds.

VOTE REQUIRED

     The ratification of the selection of KPMG Peat Marwick LLP as the Funds' independent auditors for the fiscal year ending 1998 must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of each Fund.

              THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                  SELECTION OF KPMG PEAT MARWICK AS THE FUNDS'
                              INDEPENDENT AUDITORS.
                           --------------------------

                        PROXIES AND VOTING AT THE MEETING

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions marked thereon. As to Proposals for which no instructions are given, such proxy will be voted in favor of each Proposal. The proxy confers discretionary authority upon the persons named therein to vote on other business which may come before the Meeting. The Board knows of no other business to be presented at the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

     A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Trust a written notice revoking the proxy or by executing a proxy dated subsequent to the date of a previously executed proxy. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

     The voting requirement for passage of a particular Proposal depends on the nature of the particular proposal. With respect to Proposals 1 and 3, the "vote of a majority of the outstanding voting securities" is required, which is defined under the 1940 Act, with respect to a Fund, as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Only Adviser Class Shares of each Fund vote on Proposal 3. The majority of the Shares of the Funds, voting together as a single class, actually voted at the Meeting is required to elect the new Trustee as described in Proposal 2.

         In the event that the applicable quorum (the presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote on a matter) is not obtained, or in the event that insufficient Shares for approval of a particular Proposal are represented at the Meeting for which a quorum is present, an adjournment or adjournments of the Meeting for that Fund may be sought by the Board to permit further solicitation of proxies. Any adjournment would require the affirmative vote of the holders of a majority of the Shares of the particular Fund (or class thereof) present in person or by proxy at the Meeting (or any adjournment thereof) and entitled to vote on the Proposal subject to the adjournment. The persons named as proxies will vote all Shares represented by proxies which they are entitled to vote in favor of the Proposals in favor of an adjournment and will vote all Shares required to be voted against the Proposals against an adjournment. A proxy that is properly executed by a broker or nominee and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote." A broker non-vote occurs when a broker or nominee does not receive instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power. Shares represented by broker non-votes will not be considered to be present at the Meeting for purposes of determining the existence of a quorum and will be deemed not cast with respect to the Proposals. If no instructions are received by the broker or nominee from the Shareholder with reference to routine matters, the Shares represented thereby may be considered present for purposes of determining the existence of a quorum and, if so determined, will be deemed cast with respect to such matters. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining a quorum. Although broker non-votes and abstentions do not constitute a vote "for" or "against" the matter, they have the effect of a "no" vote for purposes of determining whether the Proposals have been approved. Proposals 1 through 3 are not considered to be routine matters as to which brokers may vote without instructions.

     The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each Proposal relating to their Fund (or class thereof), and an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal approved by the shareholders of another Fund.

                              SHAREHOLDER PROPOSALS

     A proposal from a shareholder of a Fund intended to be presented at any shareholder meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and proxy card related to such meeting. Under the Trust's Declaration of Trust and the By-Laws, meetings of the shareholders are required to be held only when necessary under the 1940 Act. It is therefore likely that, in future years, shareholder meetings will not be held on an annual basis. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.


                                     GENERAL

     It is anticipated that proxy solicitations will be made principally by mail, although Managing Directors and officers of the Funds and WPG may, without special compensation, contact shareholders by telephone, facsimile or other electronic media. Arrangements have been made with brokers, custodians, nominees and fiduciaries to send proxy materials to beneficial owners. In addition, WPG may retain an outside firm to assist in the solicitation of proxies. WPG shall bear all the expenses of the solicitation, including the printing, postage and other expenses related to preparation of this Proxy Statement.

                                 SHARE OWNERSHIP

     To the knowledge of the Funds, no shareholder owned beneficially or of record on the Record Date 5% or more of the outstanding Shares of any Fund, except as set forth below.


                                NUMBER OF SHARES                 PERCENTAGE OF
NAME AND ADDRESS               BENEFICIALLY OWNED             OUTSTANDING SHARES
----------------               ------------------             ------------------


LONG-TERM FUND

First Union National Bank NC
Funds Group
Attn:  Kay Lavender
1525 W T Harris Boulevard
NC-1076
Charlotte, NC 28288-1076

Heat and Frost Insulators Local 17
401(K)
3850 S Racine
Chicago, IL  60609

Pebsco Cass
FBO City of Chicago
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

AIG Life Insurance Co.
Separate Account I
c/o Variable Accounting
PO Box 667
Wilmington, DE 19899-0667

Great Western Life & Annuity
FBO Chicago Transit Authority
8515 B Orchard Road, Attn 2T2
Englewood, CO 80111

                                NUMBER OF SHARES                 PERCENTAGE OF
NAME AND ADDRESS               BENEFICIALLY OWNED             OUTSTANDING SHARES
----------------               ------------------             ------------------

MEDIUM-TERM FUND

First Union National Bank NC
Funds Group
Attn:  Kay Lavender
1525 W T Harris Boulevard
NC-1076
Charlotte, NC 28288-1076

Heat and Frost Insulators Local 17
401(K)
3850 S Racine
Chicago, IL 60609

AIG Life Insurance Co.
Separate Account I
c/o Variable Accounting
PO Box 667
Wilmington, DE 19899-0667

SHORT-TERM FUND

First Union National Bank NC
Funds Group
Attn:  Kay Lavender
1525 W T Harris Boulevard
NC-1076
Charlotte, NC 28288-1076

Sheet Metal Workers Local #73
c/o CIGNA
Attn:  Trading Unit
280 Trumbull St., H06A
Hartford, CT 06103

                                     ANNEX A
                                     -------

        INFORMATION REGARDING THE MANAGING DIRECTORS AND OFFICERS OF WPG

                              Positions
NAME*                         WITH WPG*                 POSITIONS WITH THE FUNDS
-----                         ---------                 ------------------------

Samuel H. Armacost       Managing Director
Annette Bianchi          Managing Director
Mitchell E. Cantor       Managing Director
Daniel J. Cardell        Managing Director                  Vice President
                                                              (all Funds)
Don W. Ceglar            Managing Director
Gill Cogan               Managing Director
Douglas L. Di Pasquale   Managing Director
Ellen M. Feeney          Managing Director
Janet Fiorenza           Managing Director
Margery Z. Flicker       Managing Director
Philip Greer             Senior Managing Director
Ronald M. Hoffner        Managing Director
James W. Kiley           Managing Director
A. Roy Knutsen           Managing Director
Alan D. Kohn             Managing Director
Wesley W. Lang, Jr.      Managing Director
Marvin B. Markowitz      Managing Director
Howard G. Mattsson       Managing Director
Jay C. Nadel             Managing Director          Executive Vice President
                                                      and Secretary (all
                                                      Funds)
Joseph Parascondola      Assistant Manager         Assistant Vice President (all
                                                      Funds)
Peter B. Pfister         Managing Director
Richard S. Pollack       Managing Director
Steven Pomerantz         Managing Director
McGehee Porter           Managing Director
Francis H. Powers        Managing Director           Executive Vice President
                                                       and Treasurer (all
                                                       Funds)
Joseph J. Reardon        Senior Vice President       Vice President (all
                                                       Funds)
R. Scott Richter         Managing Director
Nelson Schaenen, Jr.     Managing Director
Christopher J. Schaepe   Managing Director
James S. Schainuck       Managing Director
Adam Starr               Managing Director
Daniel S. Vandivort      Managing Director           Vice President
                                                       (all Funds)
Roger J. Weiss           Senior Managing Director    Chairman of the Board
                                                       and President (all Funds)
Stephen H. Weiss         Chairman of the Executive
                           Committee/Senior Managing
                           Director
Craig S. Whiting         Managing Director

Laurence G. Zuriff       Managing Director
Hugh S. Zurkuhlen        Managing Director



                                     - A1 -

------------
* The principal business address of each Managing Director and officer of WPG is One New York Plaza, New York, New York 10004. The principal occupation of each Managing Director and officer of WPG is serving in that capacity to WPG.

                                     ANNEX B
                                     -------

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

                             [Name of TOMORROW FUND]



     AGREEMENT made as of the __ day of ___, 1998, by and between TOMORROW FUNDS RETIREMENT TRUST, a Delaware business trust (the "Trust"), on behalf of its series TOMORROW [_________________________] FUND (the "Fund"), and WEISS, PECK & GREER, L.L.C., a Delaware limited liability company (the "Investment Adviser" or "WPG").

     The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

     The Trust desires the Investment Adviser to render services to the Trust, on behalf of the Fund, and the Investment Adviser is willing to render such services upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1. INVESTMENT ADVISER. The Trust will, and hereby does, retain the Investment Adviser to act as the investment adviser of the Fund and to provide certain services, as more fully set forth below, and the Investment Adviser hereby accepts such retainer.

     2. SUB-ADVISERS. The Investment Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Fund certain services set forth in
Section 4 of this Agreement, all as shall be set forth in a written contract to which the Trust, on behalf of the Fund, and the Investment Adviser shall be parties, which contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Investment Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act.

     3. INFORMATION SUPPLIED BY THE TRUST. The Trust will, from time to time, deliver to the Investment Adviser detailed statements of the assets and resources of the Fund and information as to the Fund's investment objectives.

     4. ADVISORY SERVICES.

        (a) The Investment Adviser will regularly provide the Trust, on behalf of the Fund, with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Investment Adviser will determine from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Trust's shares, as filed with the Securities and Exchange Commission, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Investment Adviser will place orders for the investment and reinvestment of Fund assets. The Investment Adviser will exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

        (b) The Investment Adviser will, to the extent reasonably required in the conduct of the business of the Fund and upon its request, furnish to the Fund research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Fund shall at the time have any investment in such industries, businesses, corporations or securities. The Investment Adviser will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

        (c) The Investment Adviser will maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Trust's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Investment Adviser will also provide to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

     5. ALLOCATION OF CHARGES AND EXPENSES. The Investment Adviser will pay all
        -----------------------------------
costs incurred by it in connection with the performance of its duties under
Section 4. The Investment Adviser will pay the compensation and expenses of all of its personnel and will make available, without expense to the Trust or the Fund, the services of such of its Managing Directors, officers and employees as may be duly elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Investment Adviser will not be required to bear any expenses otherwise payable by the Trust or the Fund except as may be specifically agreed pursuant to
Section 7 of this Agreement, but will be required to pay expenses specifically allocated to the Investment Adviser in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Investment Adviser will not be required to pay: (i) fees and expenses of any administrator of the Fund;
(ii) organization expenses of the Trust or the Fund; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Trust); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Trust; (ix) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of the Trust; (x) the expenses of and fees for registering or qualifying shares for sale and of maintaining the registration of the Trust and registering the Trust as a broker or a dealer; (xi) the fees and expenses of Trustees of the Trust who are not affiliated with the Investment Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the

Securities and Exchange Commission and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Trust's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; or (xvi) distribution fees and service fees.

     6. LIMITATION OF LIABILITY.

        (a) THE INVESTMENT ADVISER. The Investment Adviser will not be liable
            -----------------------
            for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Investment Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation; but nothing contained herein will be construed to protect the Investment Adviser against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

        (b) THE TRUST. It is understood and expressly stipulated that none of
            ---------
            the Trustees or shareholders of the Trust shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No series of the Trust shall be liable for any claims against any other series.

     7. COMPENSATION OF THE INVESTMENT ADVISER. Neither the Investment Adviser nor any affiliate of the Investment Adviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Trust, other than the compensation provided for in this Section and such brokerage commissions as are permitted by the 1940 Act and brokerage and research services as are permitted by the Securities Exchange Act of 1934, it being contemplated that WPG will act as principal broker for the Trust in U.S. securities transactions.

        (a) Except as provided in Subsection (b) below, the Trust, on behalf of the Fund, will pay the Investment Adviser an annual fee, payable monthly, which varies in accordance with the total amount of daily net assets of the Fund under the management of the Investment Adviser. The annual advisory fee expressed as a percentage of the average daily net assets of the Fund is 0.75%. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. For the purposes hereof, the net assets of the Fund shall be computed in the manner specified in the Fund's prospectus for the computation of the value of such net assets in connection with the determination of the net asset value of its shares. On any day that the net asset value calculation is suspended as specified in the Fund's prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

        (b) The investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to assume responsibility for all or a portion of any expenses related to the operations of the Fund that are not otherwise required to be directly or indirectly borne by the Investment Adviser. Further, any agreement by the Investment Adviser to limit the Fund's operating expenses to a specific level may be made with the understanding that the Fund, to the extent legally permissible, will reimburse the Investment Adviser for advisory fees foregone and/or expenses paid by the Investment Adviser for a particular year pursuant to such agreement if in any subsequent year operating expenses for the Fund are less than the operating expenses limitation (if any), for such subsequent year to which the Investment Adviser may agree. Subject to the foregoing, any fee reduction or undertaking referred to in this Subsection shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Investment Adviser at any time.

     8. ADVERTISING MATERIAL. The Trust will not approve or authorize the use or
        --------------------
distribution, in connection with the offering of shares of the Fund for sale, of any literature or advertisements in any form or through any medium, written or oral, unless not less than ten (10) days prior to the giving of such approval or authorization by the Trust, the Trust shall have submitted such literature or advertising to the Investment Adviser and the Investment Adviser, within ten
(10) days, shall either have specifically approved or shall have failed to disapprove such literature or advertising.

     9. DURATION AND TERMINATION OF THIS AGREEMENT.
        -------------------------------------------

        (a) DURATION. This Agreement shall remain in force until ________,
            --------
            2000 and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trustees, including a majority of the Trustees who are not parties hereto or "interested persons" (as defined by the 1940 Act) of the Investment Adviser, or by vote of a "majority of the outstanding voting shares" (as defined in the 1940
            Act) of the Trust, subject to the provisions for termination and all of the other terms and conditions hereof.

        (b) VOLUNTARY TERMINATION. This Agreement may be terminated without the ---------------------- payment of any penalty by (a) the Trust, upon not more than sixty (60) days notice in writing to the Investment Adviser provided such termination is authorized by resolution of the Trustees of the Trust or by a vote of a "majority of its outstanding voting shares" of the Fund (as defined in the Act) and (b) the Investment Adviser upon not more than sixty (60) days notice in writing to the Trust.

        (c) AUTOMATIC TERMINATION. This Agreement will automatically and
            ---------------------
            immediately terminate in the event of its "assignment," as that term is used in the 1940 Act and rules and regulations promulgated thereunder, by the Investment Adviser.

     10. TRADING, SERVICES TO OTHERS, BROKERAGE. Nothing in this Agreement will
         --------------------------------------
in any way limit or restrict the Investment Adviser or any of its officers, directors, Managing Directors or employees from buying, selling or trading in any securities for its own or other accounts. The Investment Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Investment Adviser to or with the Trust or deemed to violate or give rise to any duty or obligation of the Investment Adviser to the Trust; provided, however, that it is understood that any advice rendered to the Trust, on behalf of the Fund, by the Investment Adviser will be used solely for the benefit of the Fund. The Trust recognizes that Investment Adviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

     11. NAME OF THE TRUST. The Trust hereby agrees that in the event that
         -----------------
neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Weiss, Peck & Greer" or the initials "WPG" or otherwise suggest an affiliation with the Investment Adviser.

     12. SERIES OF THE TRUST. The Investment Adviser recognizes that the Trust
         -------------------
may terminate any series of the Trust, and may create new series.

     13. INDEPENDENT CONTRACTOR. The Investment Adviser is an independent
         ----------------------
contractor and not an employee of the Trust for any purpose.

     14. ENTIRE AGREEMENT. This Agreement states the entire agreement of the
         ----------------
parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     15. NOTICES. Any notices sent pursuant to this Agreement may be sent by
         -------
mail (postage prepaid) as follows, or to such other address or addresses as the party may advise in writing:


                  (a)      In the case of notices sent to the Trust to:

                           TOMORROW [___________________] FUND
                           One New York Plaza
                           New York, New York 10004
                           Attention: Jay C. Nadel

                  (b) In the case of notices sent to the Investment Adviser to:

                           WEISS, PECK & GREER, L.L.C.
                           One New York Plaza
                           New York, New York 10004
                           Attention: Francis H. Powers

     16. GOVERNING LAW. This Agreement and all performance hereunder shall be
         -------------
governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York.

     17. MISCELLANEOUS. The captions in this Agreement are included for
         -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    TOMORROW FUNDS RETIREMENT TRUST,
                                    on behalf of TOMORROW [_____________] FUND


                                    By:________________________________


                                    Its: ______________________________


                                    WEISS, PECK & GREER, L.L.C.



                                    By:________________________________


                                    Its: _______________________________

                                     ANNEX C
                                     -------

                     FORM OF ADVISER CLASS DISTRIBUTION PLAN
                             [Name of Tomorrow Fund]


     ADVISER CLASS DISTRIBUTION PLAN, dated as of ________, 1998, of [Name of Fund] (the "Fund"), a series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust").

                                   WITNESSETH

     WHEREAS, the Fund is a series of the Trust, which is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act");

     WHEREAS, the Trust intends to distribute shares of beneficial interest (the "Adviser Class Shares") of the Fund in accordance with Rule 12b-1 promulgated by the Securities and Exchange Commission under the 1940 Act ("Rule 12b-1"), and desires to adopt this Adviser Class distribution plan (the "Adviser Class Plan") as a plan of distribution pursuant to such Rule;

     WHEREAS, the Trust desires that Weiss, Peck & Greer, L.L.C., a Delaware limited liability company ("WPG"), provide certain distribution services for the Fund's Adviser Class Shares in connection with the Adviser Class Plan;

     WHEREAS, the Fund also recognizes and agrees that (a) WPG may retain the services of firms or individuals to act as dealers or wholesalers (collectively, the "Dealers") of the Adviser Class Shares in connection with the offering of Adviser Class Shares, (b) WPG may compensate any Dealer that sells Adviser Class Shares in the manner and at the rate or rates to be set forth in an agreement between WPG and such Dealer and (c) WPG may make such payments to the Dealers for distribution services out of the fee paid to WPG hereunder, its profits or any other source available to it; and

     WHEREAS, the Board of Trustees of the Trust, in considering whether the Trust should adopt and implement this Adviser Class Plan with respect to the Fund, has evaluated such information as it deemed necessary to make an informed determination whether this Adviser Class Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Adviser Class Plan will benefit the Fund and its Adviser Class shareholders;

     NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Adviser Class Plan for the Fund as a plan of distribution of Adviser Class Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. (a) The Fund is authorized to compensate WPG for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by WPG in connection with the Fund's Adviser Class Shares. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

            (b) The amount of compensation paid during any one year for distribution services shall be 0.25% of the average daily net assets of the Adviser

                  Class Shares of the Fund attributable to such year. (c) Distribution services and expenses for which WPG may be (A) compensated pursuant to this Plan include, without limitation: compensation to and expenses (including allocable overhead, travel and telephone expenses) of (i) Dealers, brokers and other dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") or their officers, sales representatives and employees, (ii) WPG and any of its affiliates and any of their respective officers, sales representatives and employees, (iii) banks and their officers, sales representatives and employees, who engage in or support distribution of the Fund's Adviser Class Shares; (B) printing of reports and prospectuses relating to the Adviser Class Shares for other than existing shareholders; and (C) preparation, printing and distribution of sales literature and advertising materials relating to the Adviser Class Shares.

            (d) The amount of compensation paid for personal and account maintenance services and expenses shall be 0.25% of the average daily net assets of the Adviser Class Shares of the Fund attributable to such year. As partial consideration for personal services and/or account maintenance services provided by WPG to the Adviser Class shareholders, WPG shall be entitled to be paid any fees payable under this clause (d) with respect to Adviser Class Shares for which no dealer of record exists, where less than all consideration has been paid to a dealer of record or where qualification standards have not been met.

            (e) Personal and account maintenance services for which WPG or any of its affiliates, banks or Dealers may be compensated pursuant to this Plan include, without limitation: payments made to or on account of WPG or any of its affiliates, banks, other brokers and dealers who are members of the NASD, or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Adviser Class Shares or their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.

            (f)   Appropriate adjustments to payments made pursuant to clauses
                  (b) and (d) of this paragraph 1 shall be made whenever necessary to ensure that no payment is made by the Fund in excess of the applicable maximum cap imposed on asset based, front-end and deferred sales charges by the Conduct Rules of the NASD.

     2. The Trust understands that agreements between WPG and Dealers may provide for payment of fees to Dealers in connection with the sale of the Fund's Adviser Class Shares and the provision of services to shareholders of the Fund. Nothing in this Adviser Class Plan shall be construed as requiring the Trust to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Fund's Adviser Class Shares. WPG shall agree and undertake that any agreement entered into between WPG and any Dealer shall provide that such Dealer shall look solely to WPG for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Trust or the Fund except as otherwise expressly agreed by the Trust.

     3. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust, as it may be amended or restated from time to time, or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of the responsibility for and control of the conduct of the affairs of the Trust or the Fund.

     4. This Adviser Class Plan shall become effective upon the later of (A) approval by a vote of (i) the Adviser Class Shares and (ii) the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Fund's Adviser Class Plan or in any agreements related to the Fund's Adviser Class Plan (the "Qualified Trustees"), such Trustee vote to be cast in person at a meeting called for the purpose of voting on this Adviser Class Plan and (B) consummation of the purchase by Robeco Group N.V. of the outstanding equity interests in WPG.

     5. This Adviser Class Plan will remain in effect indefinitely, provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Adviser Class Plan shall expire on __________, 1999.

     6. This Adviser Class Plan may be amended at any time by the Board of Trustees, provided that this Adviser Class Plan may not be amended to increase materially the limitations on the annual percentage of average net assets which may be expended hereunder without the approval of holders of a "majority of the outstanding voting securities" of Adviser Class of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Adviser Class Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Adviser Class of the Fund.

     7. The Trust and WPG shall provide to the Trust's Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Adviser Class Plan and the purposes for which such expenditures were made.

     8. While this Adviser Class Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Fund.

     9. For the purposes of this Adviser Class Plan, the terms "interested persons," "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act.

     10. The Trust shall preserve copies of this Adviser Class Plan, and each agreement related hereto and each report referred to in Paragraph 7 hereof (collectively, the "Records"), for a period of not less than six (6) years from the end of the fiscal year in which such Records were made and for a period of two (2) years, each of such Records shall be kept in an easily accessible place.

     11. This Adviser Class Plan shall be construed in accordance with the laws of The State of Delaware and the applicable provisions of the 1940 Act.

     12. If any provision of this Adviser Class Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Adviser Class Plan shall not be affected thereby.

                                  PROXY BALLOT

                       TOMORROW SHORT-TERM RETIREMENT FUND

         The undersigned, revoking all prior proxies, hereby appoints Roger J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Tomorrow Short-Term Retirement Fund (the "Fund"), a series of Tomorrow Funds Retirement Trust (the "Trust"), to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:


1.      To approve a new investment advisory agreemente    FOR  o     AGAINST  o   ABSTAIN  o
        between the Fund and WPG, to take effect only in
        the event the proposed acquisition of WPG by
        Robeco Group N.V. (the "Acquisition") is
        consummated.
2.      To elect Mr. Graham E. Jones to the Board of       FOR  o     AGAINST  o   ABSTAIN  o
        Trustees of the Trust.
3.      For Adviser Class shares of the Fund, to adopt     FOR  o     AGAINST  o   ABSTAIN  o
        a new distribution plan pursuant to Rule 12b-1
        under the Investment Company Act of 1940, to take
        effect only in the event the Acquisition is
        consummated.
4.      To ratify the selection of KPMG Peat Marwick LLP   FOR  o     AGAINST  o   ABSTAIN  o
        as the independent auditors for the Fund for the
        fiscal year ending December 31, 1998.
5.      To transact such other business as may properly
        come before the meeting and any adjournment thereof.


     Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                               Dated:_________________, 1998

                                               ---------------------------------

Account #:                                     _________________________________

                                               ---------------------------------
                                                    Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  PROXY BALLOT

                      TOMORROW MEDIUM-TERM RETIREMENT FUND

     The undersigned, revoking all prior proxies, hereby appoints Roger J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Tomorrow Medium-Term Retirement Fund (the "Fund"), a series of Tomorrow Funds Retirement Trust (the "Trust"), to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:


1.      To approve a new investment advisory agreemente    FOR  o     AGAINST  o    ABSTAIN  o
        between the Fund and WPG, to take effect only in
        the event the proposed acquisition of WPG by
        Robeco Group N.V. (the "Acquisition") is
        consummated.
2.      To elect Mr. Graham E. Jones to the Board of       FOR  o     AGAINST  o    ABSTAIN  o
        Trustees of the Trust.
3.      For Adviser Class shares of the Fund, to adopt     FOR  o     AGAINST  o    ABSTAIN  o
        a new distribution plan pursuant to Rule 12b-1
        under the Investment Company Act of 1940, to take
        effect only in the event the Acquisition is
        consummated.
4.      To ratify the selection of KPMG Peat Marwick LLP   FOR  o     AGAINST  o    ABSTAIN  o
        as the independent auditors for the Fund for the
        fiscal year ending December 31, 1998.
5.      To transact such other business as may properly
        come before the meeting and any adjournment thereof.


     Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                               Dated:_________________, 1998

                                               ---------------------------------

Account #:                                     _________________________________

                                               ---------------------------------
                                                    Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  PROXY BALLOT

                       TOMORROW LONG-TERM RETIREMENT FUND

     The undersigned, revoking all prior proxies, hereby appoints Roger J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Tomorrow Long-Term Retirement Fund (the "Fund"), a series of Tomorrow Funds Retirement Trust (the "Trust"), to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

1.      To approve a new investment advisory agreemente    FOR  o     AGAINST  o    ABSTAIN  o
        between the Fund and WPG, to take effect only in
        the event the proposed acquisition of WPG by
        Robeco Group N.V. (the "Acquisition") is
        consummated.
2.      To elect Mr. Graham E. Jones to the Board of       FOR  o     AGAINST  o    ABSTAIN  o
        Trustees of the Trust.
3.      For Adviser Class shares of the Fund, to adopt     FOR  o     AGAINST  o    ABSTAIN  o
        a new distribution plan pursuant to Rule 12b-1
        under the Investment Company Act of 1940, to take
        effect only in the event the Acquisition is
        consummated.
4.      To ratify the selection of KPMG Peat Marwick LLP   FOR  o     AGAINST  o    ABSTAIN  o
        as the independent auditors for the Fund for the
        fiscal year ending December 31, 1998.
5.      To transact such other business as may properly
        come before the meeting and any adjournment thereof.


     Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                               Dated:_________________, 1998

                                               ---------------------------------

Account #:                                     _________________________________

                                               ---------------------------------
                                                    Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.